                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       DATE OF THE REPORT: MARCH 28, 2003

                         COMMISSION FILE NUMBER 0-16182



                            AXSYS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                          11-1962029
(State or other jurisdiction of                           I.R.S Employer
incorporation or organization)                         Identification Number


175 CAPITAL BOULEVARD, SUITE 103                                 06067
ROCKY HILL, CONNECTICUT                                         Zip Code)
(Address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (860) 257-0200

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


In a press release on March 28,2003, Axsys Technologies, Inc. (Nasdaq: AXYS) announced a revision in its 2002 results.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibit 99.1     Axsys Technologies, Inc. Press Release dated
                               March 28, 2003



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL OPERATIONS

See Item 5.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 28, 2003

                                  AXSYS TECHNOLOGIES, INC.
                                  (Registrant)


                                  By:  /s/ DAVID A. ALMEIDA
                                      -----------------------------------------
                                      David A. Almeida
                                      Chief Financial Officer